UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 14, 2025

Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2025, Kyndryl Holdings, Inc. (the “Company”) entered into an amended and restated five-year revolving credit agreement (the “Amended Agreement”), among JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders in this Amended Agreement (the “Revolving Lenders”), which amends and restates the five-year revolving credit agreement, dated as of October 18, 2021 (as amended by Amendment No. 1, dated as of June 21, 2023, the “Existing Agreement”).

The Amended Agreement amends and extends the expiration date from October 16, 2026 to March 14, 2030. Other than this change, the material terms of the Amended Agreement are substantially similar to the terms of the Existing Agreement.

The Amended Agreement permits the Company to borrow up to an aggregate amount of $3.15 billion on a revolving basis, consistent with the Existing Agreement.

This summary description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, which is filed as Exhibit 10.1 to this report, and is incorporated by reference herein.

In the ordinary course of their respective businesses, the Revolving Lenders and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Company and/or its subsidiaries for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit

10.1	Amended and Restated Five-Year Revolving Credit Agreement, dated as of March 14, 2025, by and among Kyndryl Holdings, Inc, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, and the other financial institutions party thereto
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025

KYNDRYL HOLDINGS, INC.

By:	/s/ Evan Barth
Name: Evan Barth
Title: Vice President, Associate General Counsel and Assistant Corporate Secretary